Prospectus Supplement	April 30, 2010

Putnam New Opportunities Fund Prospectus dated October 30, 2009

The section Who oversees and manages the fund? is supplemented to reflect that Robert Brookby is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Brookby joined the fund in 2010. From 2008 to present, he has been employed by Putnam Management as a Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments, most recently as a Portfolio Manager.

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